                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K



                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): August 28, 1998
                                                        ----------------


                               AgriBioTech, Inc.
                               -----------------
            (Exact name of registrant as specified in its charter)


           Nevada                         0-19352                      85-0325742
          --------                       ---------                    ------------
(State or Other Jurisdiction     (Commission File Number)         (IRS Employer Ident. No.)
     of Incorporation)

             120 Corporate Park Drive, Henderson, Nevada     89014
            ---------------------------------------------------------
              (Address of Principal Executive Offices)     (Zip Code)


                                (702) 566-2440
                         -----------------------------
              Registrant's telephone number, including area code

Item 2.  Acquisition or Disposition of Assets..
         -------------------------------------

     A.   Acquisition of Allied Seed Division.
          -----------------------------------

     On August 28, 1998, AgriBioTech, Inc., a Nevada corporation (the "Registrant"), and Clark Seeds, Inc. ("Buyer"), an Idaho corporation and wholly-owned subsidiary of the Registrant, pursuant to the terms of an Asset Purchase Agreement dated August 28, 1998, completed the acquisition from Agway, Inc. ("Seller") of certain tangible and intangible assets associated with Seller's business of producing, selling and marketing alfalfa, red clover and other farm seed at its facilities in Nampa, Idaho and Powell, Wyoming through its Allied Seed Division.

     The aggregate purchase price was $14,000,000 together with the Buyer's assumption of certain of Seller's liabilities and was paid in cash at the closing.

     In addition to the purchase and sale of the Assets as described above, at the Closing, Seller entered into a Non-Competition Agreement with the Buyer, in consideration of which Seller received an additional cash payment of $500,000. Under the terms of the Non-competition Agreement, Seller agreed that for a period commencing on the Closing Date and terminating on June 30, 2003 it would neither (i) produce, clean or grow alfalfa or red clover nor (ii) sell or market alfalfa, red clover forages or other farm grasses outside of the following territory: Maine, New Hampshire, Vermont, Massachusetts, Connecticut, Rhode Island, New York, New Jersey, Pennsylvania, Delaware, Maryland, Ohio, Virginia and Ontario, Canada; provided , however, that Seller may enter into a merger, joint venture or other business combination with another entity so long as: (i) the objective of the transaction is not to serve the alfalfa or red clover seed market; and (ii) serving the alfalfa or red clover seed markets is not the primary element of the other entity's business or, if that service is such an element, the Seller, its affiliate(s) and its personnel will have no involvement with that element of the combined business.

     In addition, at the Closing David McWilliams, formerly employed by Seller as General Manager of its Allied Seed Division, entered into a 5 year Employment Agreement with Buyer, in consideration for which he received six year-options to purchase up to 25,000 shares of Registrant's common stock at an exercise price of $8.125 per share.

     B.   Acquisition of Oseco Inc.
          ------------------------

     On September 1, 1998, AgriBioTech, Inc., a Nevada corporation (the "Registrant"), and Rothwell Seeds International Company, a Nova Scotia limited company and a wholly-owned subsidiary of the Registrant, pursuant to the terms of a Stock Purchase Agreement dated September 1, 1998, completed the acquisition of 100% of the issued and outstanding share capital (the "Shares") of Oseco Inc., an Ontario corporation, from 1304516 Ontario Inc., ("Seller") an Ontario corporation owned by Gabriel A. Eros and Mary E. Eros.

     The aggregate purchase price was $6,560,000 Canadian, $4.5 million in cash and $2.06 million in the form of 100,000 shares of the Registrant's Common Stock. Registrant and Seller also entered into a Price Guaranty Agreement pursuant to which Registrant guaranteed that the Net Proceeds (as defined in the Stock Purchase Agreement) from all sales of Registrant's common Stock, when made in accordance with the terms of a Lock-Up Agreement, shall be no less than $2.06 million Canadian. In consideration of the Price Guaranty Agreement, Seller agreed that all Net Proceeds from all sales of Registrant's Common Stock in excess of $2.06 million Canadian will be paid to Registrant in cash by Seller.

     At the Closing, Gabriel A. Eros entered into an Employment Agreement with the Registrant. In addition, Seller, Gabriel A. Eros and Mary E. Eros entered into Non-Competition Agreements with the Registrant. The term of the Non-Competition Agreements for Seller and Mary E. Eros commenced on the Closing Date and continues for a period of three years. The term of the Non-Competition Agreement for Gabriel A.. Eros commenced on the Closing Date and continues for a period of two years from the end of his Employment Agreement, but in no event less than three years. In connection with his Employment Agreement, Gabriel A. Eros also received three-year options to purchase 100,000 shares of Registrant's Common Stock exercisable at U.S. $8.625 per share.

Item 5.  Other Events.
         -------------

     On August 28, 1998, AgriBioTech, Inc. (the "Company") entered into Securities Purchase Agreements to sell an aggregate of $17,438,649 of Securities. The Company sold 1,752,820 shares of Common Stock at $8.9375 per share and 886,410 Common Stock Purchase Warrants (the "Warrants") at $2.00 per Warrant and exercisable at $12.00 per share. The shares of Common Stock were sold to Quantum Partners LDC, a fund managed by Soros Fund Management (1,140,000 shares); The State of Wisconsin Investment Board (512,820 shares); and Fidelity
Commonwealth Trust: Fidelity Small Cap Stock Fund (100,000 shares).   The
Warrants were sold to Quantum Partners LDC, a fund managed by Soros Fund Management (570,000 Warrants); Fidelity Commonwealth Trust: Fidelity Small Cap Stock Fund (60,000 Warrants) and an unaffiliated third party investor (256,410 Warrants). The closing under each Securities Purchase Agreement occurred concurrently with the execution of each Securities Purchase Agreement.

     The shares of Common Stock were registered as an original issuance as part of the Registrant's Registration Statement on Form S-3 (No. 333-61127) . Pursuant to the Securities Purchase Agreements, the Company is required to file a new registration statement in connection with the shares of Common Stock underlying the Warrants and to use its commercially reasonable best efforts to cause such registration statement to be declared effective within 90 days of the closing.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

     (a) Financial Statements of AgriBioTech, Inc., of Business Acquired.

         (1) It is impracticable for the Registrant to file the financial statements for the acquisition of the Allied Seed Division as required by Item 7(a)(1) of Form 8-K. Such information will be filed by amendment to this Form 8-K within sixty days from the due date hereof in accordance with Item 7(a)(4) of Form 8-K.

         (2) Oseco's June 30, 1997 and March 31, 1998 financial statements have been filed as part of the Company's Current Report on Form 8-K for May 22, 1998.

     (b) Pro Forma Financial Information.

         (1) It is impracticable for the Registrant to file the pro forma financial information for the acquisition of the Allied Seed Division as required by Item 7(b)(1) of Form 8-K. Such information will be filed by amendment to this Form 8-K within sixty days from the due date hereof in accordance with Item 7(b)(2) of Form 8-K.

          (2) Pro forma financial information including Oseco for June 30, 1997 and March 31, 1998 has been filed as part of the Company's Current Report on Form 8-K for May 22, 1998.

     (c)  Exhibits.

     2.1 Asset Purchase Agreement dated August 28, 1998 by and among Agway, Inc., Clark Seeds, Inc., and AgriBioTech, Inc.

     2.2 Omitted Schedules and Exhibits to the Asset Purchase Agreement dated August 28, 1998 by and among Agway, Inc., Clark Seeds, Inc., and AgriBioTech, Inc.

     2.3 Stock Purchase Agreement dated September 1, 1998 by and among, 1304516 Ontario Inc., Gabriel A. Eros and Mary E., AgriBioTech, Inc., and Rothwell Seeds International Company.

     2.4 Omitted Schedules and Exhibits to the Stock Purchase Agreement dated September 1, 1998 by and among, 1304516 Ontario Inc., Gabriel A. Eros and Mary E., AgriBioTech, Inc., and Rothwell Seeds International Company.

     2.5 Price Guaranty Agreement dated September 1, 1998 between 1304516 Ontario Inc., and AgriBioTech, Inc.

     4.1 Form of Securities Purchase Agreement dated August 28, 1998 regarding the Warrants.

     4.2  Form of Common Stock Purchase Warrant dated August 28, 1998.

                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        AGRIBIOTECH, INC.
                                          (Registrant)

Date:  September 11, 1998               /s/ Henry A. Ingalls
                                        --------------------------
                                        Henry A. Ingalls,
                                        Vice President


                                 EXHIBIT INDEX
                                 -------------

Exhibit No.    Description
-----------    -----------
       2.1     Asset Purchase Agreement dated August 28, 1998 by and among
               Agway, Inc., Clark Seeds, Inc., and AgriBioTech, Inc..

       2.2 Omitted Schedules and Exhibits to the Asset Purchase Agreement dated August 28, 1998 by and among Agway, Inc., Clark Seeds,
               Inc., and AgriBioTech, Inc.

       2.3     Stock Purchase Agreement dated September 1, 1998 by and among,
               1304516 Ontario Inc., Gabriel A. Eros and Mary E., AgriBioTech,
               Inc., and Rothwell Seeds International Company.

       2.4 Omitted Schedules and Exhibits to the Stock Purchase Agreement dated September 1, 1998 by and among, 1304516 Ontario Inc.,
               Gabriel A. Eros and Mary E., AgriBioTech, Inc., and Rothwell
               Seeds International Company.

       2.5     Price Guaranty Agreement dated September 1, 1998 between 1304516
               Ontario Inc., and AgriBioTech, Inc.

       4.1 Form of Securities Purchase Agreement dated August 28, 1998 regarding the Warrants.

       4.2     Form of Common Stock Purchase Warrant dated August 28, 1998.